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                                                                    EXHIBIT 10.1


                             SUBSCRIPTION AGREEMENT

     Supply Chain Services Inc. (hereinafter referred to as the "Company") and the undersigned investor (hereinafter referred to as the "undersigned") executing this subscription agreement (hereinafter referred to as the "Subscription Agreement") hereby agree as follows:


1. SUBSCRIPTION FOR SHARES

     The undersigned hereby subscribe for and agree to purchase [ ] shares of the common stock, par value $0.0001 ("Common Stock"), being offered by the Company at US$0.35 per share ("Shares") described in the Prospectus dated [ ], 2001 of the Company ("Prospectus") subject to the terms and conditions of the offering described in the Prospectus.


2. OFFERING PERIOD.

     The Shares are currently being offered by the Company up to and until [ ], 2001 inclusive ("Termination Date"). The Company has the sole discretion to extend the offering of Common Stock for up to three thirty-day periods, but in no event later than [ ], 2001.


3. INVESTOR DELIVERY OF DOCUMENTS AND PAYMENT.

     The undersigned hereby tender to the Company (i) the full purchase price by check or wire; and (ii) two manually executed copies of this Subscription Agreement. Prior to the acceptance of the subscription by the Company or the return of the subscription amount, the funds will not be held in an escrow, trust or of similar nature of account.


4. ACCEPTANCE OR REJECTION OF SUBSCRIPTION.

     The Company has the right to reject this subscription for Shares, in whole or in part for any reason and at any time prior to it being accepted. In the event of the rejection of this subscription, the subscription amount paid will be returned promptly to the undersigned without interest or deduction and this Subscription Agreement will have no force or effect. The Shares subscribed for herein will not be deemed issued to or owned by the undersigned until two copies of this Subscription Agreement have been executed by the undersigned and countersigned by the Company and a closing with respect to this subscription has occurred.

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5. CLOSING AND DELIVERY OF SHARES.

     Closings will occur on a rolling basis from time to time at the discretion of the Company, at the offices of the Company, at any time prior to the Termination Date. In the event this subscription is accepted and the purchase funds are cleared by the bank, the certificates representing the shares will be delivered promptly to the undersigned, along with a fully executed version of this Subscription Agreement within ten business days.


6. PROSPECTUS AND PUBLICITY.

     6.1 The Company confirms that for the purpose of the offering, this Subscription Agreement and the Prospectus have been prepared in accordance with the requirements of the SEC and delivered to the officers and directors of the Company and possibly one or more NASD registered brokers/dealers (the "Selling Agents") who may be engaged in the offer and sale of the Common Stock.

     6.2 The Company authorizes its directors and officers and Selling Agents to distribute copies of the Prospectus after the same has become effective in connection with the offering.


7. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

     The Company represents and warrants to the undersigned that:

     7.1 Incorporation: The Company is duly incorporated and validly existing under the laws of State of Delaware, with full power and authority to conduct its business as described in the Prospectus and is a separate legal entity capable of suing and being sued.

     7.2 Validity of Agreement: This Subscription Agreement has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligations except to the extent that the enforcement thereof may be limited by bankruptcy reorganization or other similar laws relating to or affecting the enforcement of creditors' rights generally.

     7.3 Prospectus: (A) The Prospectus contains all information with respect to the Company which is material in the context of its offering of Shares (including all information required by applicable laws and the relevant SEC notifications and the information which, according to the nature of the Company, is necessary to enable investors and their investment advisers to make an informed assessment of the assets and liabilities, financial position, profits and losses, and prospects of the Company); (B) the statements contained in it relating to the Company are in every material aspect true and accurate and not misleading; (C) the opinions and intentions expressed in it with regard to the Company are honestly held and have been reached after considering all relevant circumstances, auditors reports and professional advice, and are based on reasonable assumptions; (D) there are no other facts in relation to the Company, the omission of which would make any statement in the Prospectus in proof or final form misleading in any material respect; and (E)

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         all reasonable enquiries have been made by the Company to ascertain such facts and to verify the accuracy of all such material information and statements.

     7.4 Outstanding Shares: The outstanding shares of Common Stock of the Company have been duly authorized and registered under the Securities Act of 1933, as amended, and validly issued and are fully paid and non-assessable, and no pre-emptive rights of stockholders exist with respect to any of the Shares.

     7.5 Financial Statements: (A) The financial statements of the Company appearing in the Prospectus which relate to historical information have been audited or extracted from audited financial statements and were prepared in accordance with accounting principles generally accepted in, and pursuant to, the relevant laws of the United States of America consistently applied except as disclosed in the Prospectus and present fairly the financial position of the Company at the dates, and the results of operations and changes in financial position of the Company for the periods in respect of which they have been prepared; and (B) Since the date of the last audited financial statements of the Company referred to in the Prospectus there has been no change nor any development or event involving a prospective change which is or might reasonably be expected to be materially adverse to the condition (financial or other), prospects, results of operations or general affairs of the Company except as disclosed in the Prospectus.

     7.6 Litigation: On March 30, 2001, the President of the Company, Mr. Thomas Chu's former employer, United States Consolidation Limited ("USCL"), served process on Mr. Thomas Chu and the Company's subsidiaries. In its writ served to Mr. Chu, it was claimed by USCL that Mr. Chu has violated implied non-competition terms in his contract and breached his trust and fiduciary duties to USCL. USCL alleges to have suffered loss and damage from contracts which were entered into by Thomas Chu for and on behalf of USCL which were against the interests of USCL and seeks equitable compensation from Mr. Thomas Chu, and an account from the Company's subsidiaries. Mr. Thomas Chu has hired Messrs. Ivan Tang & Company, as his, and the Company's subsidiaries' counsel, and Messrs. Ivan Tang & Company and Mr. Thomas Chu believe they can mount a strong defense against USCL's claims.

     7.7 Possession of Licenses and Permit: (A) The Company possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by it; (B) the Company is in compliance with the terms and conditions of all such Licenses, except where the failure so to comply would not, singly or in the aggregate, have a material adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Company;
         (C) all of the Licenses are valid and in full force and effect; and
         (D) the Company has not received any notice of proceedings relating to the revocation or modification of any such Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would

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         result in a material adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Company.


8. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE DIRECTORS AND OFFICERS OF THE COMPANY AND THE SELLING AGENTS.

     8.1 Each of the directors and officers of the Company and Selling Agent represents and warrants to the Company that it has full power and authority to enter into and perform its duties and obligations under and in connection with this Subscription Agreement and has taken all action (corporate or otherwise) necessary to authorize the execution of this Subscription Agreement and the performance hereunder, and this Subscription Agreement constitutes valid and binding obligations of each of the directors and officers.

     8.2 The directors and officers of the Company and Selling Agents shall perform their obligations and duties under this Subscription Agreement to the best of their abilities and shall exercise all due skill, diligence and care in performance of their duties hereunder so that these activities are done properly.

     8.3 No action has been or will be taken in any jurisdiction (other than the State of Delaware) by the directors and officers of the Company or the Selling Agents that would permit a public offering of Shares or possession for distribution of the Prospectus (in preliminary, draft or final form) or any other offering or publicity material relating to the Shares, in any country or jurisdiction where action for that purpose is required.


9. INDEMNITY.

     9.1 The obligations of the parties hereto other than the Company are made on the basis of the foregoing representations and warranties of the Company and with the intention that they shall remain true and accurate in all material respects up to and including the Termination Date, the Company will indemnify each such party from and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with any breach by the Company of any such representation or warranty, or any other undertaking or obligation contained in this Subscription Agreement.

     9.2 If any action, claim or demand shall be brought or alleged against an indemnified party in respect of which indemnity is to be sought against the Company under this Clause, the indemnified party shall promptly notify the Company in writing, and the Company shall have the option to assume the defence thereof, with counsel satisfactory to the indemnified party (who shall not,

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         except with the consent of the indemnified party, also be counsel of the Company). If the Company elects to assume the defence thereof and retains such legal advisers, the indemnified party shall bear the fees and expenses of any additional legal advisers retained by it. If the Company does not elect to assume the defence thereof or fails to employ legal advisers satisfactory to the indemnified party to represent the indemnified party within a reasonable period of time after notice of commencement of the action, it will reimburse the indemnified party at its election to assume the defence thereof. The Company shall not be liable to indemnify any indemnified party for any settlement of any such action effected without the authority and written consent of the Company which consent shall not be unreasonably withheld.

     9.3 Each of the directors and officers of the Company and Selling Agents will indemnify the Company from and against any and all losses, liabilities, claims, damages, demands, actions or expenses (including but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Company may incur or which may be made against the Company arising out of or relating to in connection with any breach by any of the directors and officers of the Company and Selling Agents of any representation and/or warranty, or any other undertaking or duties or obligations contained in this Subscription Agreement.


10. UNDERTAKINGS OF THE COMPANY.

     The Company covenants and undertakes to the undersigned and all other parties hereto as follows:

     10.1 Prospectus: The Company shall be responsible for all material information contained in the Prospectus. The Company shall take all necessary steps to ensure that the Prospectus shall be sufficient so as to satisfy all SEC requirements and other requirements of applicable law and regulations. The other parties hereto shall have no liability for the accuracy or completeness of anything contained in the Prospectus except information provided by them.

     10.2 Amendments to the Prospectus: The Company shall promptly notify its directors and officers and the Selling Agents if at any time on or prior to the Termination Date there shall have come to its notice any circumstance or any event as a result of which the Prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they are made when such Prospectus is delivered, not misleading or if for any other reason it shall be necessary to amend or supplement the Prospectus.


11. REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

     The undersigned represents and warrants to the Company that:

     11.1 The undersigned has read the Prospectus and fully understands the Prospectus, including the Section entitled "Risk Factors". The

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          undersigned understands that there is no assurance as to the future performance of the Company. The undersigned have not relied on information other than what can be found in the Prospectus in making his/her/its decision to invest in the Shares.

     11.2 The undersigned has received no representation or warranty from the Company or any of its respective offices, employees or agents in respect of his/her/its investment in the Company.

     11.3 The information provided herein in relation to the undersigned is true and complete as of the date hereof and will be true and complete as of the date of which the purchase of Shares becomes effective. If, prior to the final consummation of the offer and sale of the Shares, there should be any change in such information of any of such information becomes incorrect or incomplete, the undersigned warrants that he/she/it will notify the Company and supply the Company promptly with corrective information.


12. ENTITY AUTHORITY.

     If the investor/undersigned is a corporation, partnership, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, this investment has been duly authorized by all necessary corporate or other action by such entity and is qualified to become an investor in the Company and the undersigned on behalf of such entity has been duly authorized by such entity to do so.


13. GOVERNING LAW AND JURISDICTION.

     This Subscription Agreement will be deemed to have been made and delivered in the Hong Kong Special Administrative Region and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the Hong Kong Special Administrative Region. Each of the Company and the undersigned hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement will be instituted exclusively in the courts of the Hong Kong Special Administrative Region, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the courts of the Hong Kong Special Administrative Region in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in the courts of the Hong Kong Special Administrative Region; and (v) agrees that service of process upon it mailed by certified mail to its address set forth on the signature page hereto will be deemed in every aspect effective service of process upon it in any suit, action or proceeding.


14. COUNTERPARTS.

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     This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. The execution of this Subscription Agreement may be actual or facsimile signature.


15. BENEFIT.

     This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns. The undersigned shall be permitted to assign this Subscription Agreement upon notice to and written consent of the Company.


16. NOTICES.

     All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) must be in writing, and is sufficiently given if delivered to the addresses in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to the undersigned should be sent to the undersigned's preferred address on the signature page hereto.

     All communications to the Company should be sent to Mr. Thomas Chu of 8/F, Guangdong Textile Centre, 22 Minden Avenue, Tsimshatsui, Kowloon, Hong Kong.

     Each party may designate another address by notice to the other parties.


17. ORAL EVIDENCE.

     This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changes, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.


18. SECTION HEADINGS.

     Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.


19. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS.

     The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Shares.


20. ACCEPTANCE OF SUBSCRIPTION.

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     The Company may accept this Subscription Agreement at any time for all or any portion of the Shares subscribed for by executing a copy hereof as provided and notifying the undersigned within a reasonable time thereafter.


          The remainder of this page has intentionally been left blank.

                      SIGNATURES APPEAR ON THE NEXT PAGE(S)

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       SIGNATURE PAGE FOR INDIVIDUAL INVESTORS -- COMPLETE ALL INFORMATION


Name:                                 Name of Joint Investor (if any):
     --------------------------------                                 ----------

Residence Address:
                  --------------------------------------------------------------

Telephone: (H)                   (W)                     Fax
              -------------------   ---------------------   --------------------

Occupation:                              Employer:
           ----------------------------           ------------------------------

Business Address:
                 ---------------------------------------------------------------

Send communications to:

     [ ] Home        [ ] Office        [ ] E-Mail

     E-mail address:
                    -----------------------------------------

Age:
    ----------------

Social Security Number / Hong Kong Identity Card No.:
                                                              ------------------
Check manner in which Shares are to be held:

[ ] Individual      [ ] Tenants in       [ ] Joint Tenants with
    Ownership           Common               Right of Survivorship
                            (both parties must sign)

[ ] Community       [ ] Other (please indicate)
    Property
                        ------------------



ALL INVESTORS MUST SIGN AND PRINT      The foregoing subscription is accepted
NAME BELOW:                            the Company hereby agrees to be bound
                                       by its terms.



                                       Supply Chain Services Inc.


                                       ---------------------------
                                       Name:
                                       Title:
                                       Date:

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Investor:


------------------------
Name:
Title:
Date:



Joint Investor (if applicable):


----------------------------
Name:
Title:
Date:

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         SIGNATURE PAGE FOR ENTITY INVESTORS -- COMPLETE ALL INFORMATION


Name of Entity:
               -----------------------------------------------------------------

Address of Principal Office:
                            ----------------------------------------------------

Telephone:                              Fax:
          ------------------------          ------------------------------------

Taxpayer Identification Number:
                               ----------------------------------

Check type of Entity:

[ ] Employee Benefit    [ ] Limited        [ ] General        [ ] Individual Retirement
    Plan Trust              Partnership        Partnership        Account

[ ] Limited Liability   [ ] Trust          [ ] Corporation    [ ] Other (please
    Company                                                       indicate)
                                                                           ---------

Date of Formation or Incorporation of Entity:
                                             ------------------------

State of Formation or Incorporation of Entity:
                                              -----------------------

Describe the business of the Entity:
                                    --------------------------------------------

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List the names and positions of the executive officers, managing members, partners or trustees authorized to act with respect to investments by the Entity generally and specify who has the authority to act with respect to this investment.

NAME               POSITION       AUTHORITY FOR THIS INVESTMENT (YES OR NO)

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ALL INVESTORS MUST SIGN AND PRINT         The foregoing subscription is accepted
NAME BELOW:                               and the Company hereby agrees to be
                                          bound by its terms.



                                          Supply Chain Services Inc.


                                          --------------------------------------
                                          Name:
                                          Title:
                                          Date:



Entity Investor


---------------------------------
For and on behalf of:
Name:
Title:
Date:

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